EXHIBIT 99.01







    SHEARSON LEHMAN BROTHERS and SLB ASSET MANAGEMENT DIVISIONS of
                   SHEARSON LEHMAN BROTHERS HOLDINGS INC.

     SHEARSON LEHMAN BROTHERS and SLB ASSET MANAGEMENT DIVISIONS of LEHMAN BROTHERS HOLDINGS INC.
     COMBINED STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED

     (In millions)
                                                                             June 30         December 31,
                                                                               1993              1992
                                                                         -------------      -------------
     ASSETS ACQUIRED                                                     (unaudited)

         Cash and cash equivalents                                       $       28         $      18

         Receivables:
              Brokers and dealers                                               192               257

              Customers                                                       3,716             3,548

              Other                                                             151               121

         Securities borrowed                                                     47                53
         Securities owned                                                        85               143

         Buildings, furnishings, equipment and leasehold
              improvements, at cost (net of accumulated
              depreciation and amortization of $281 in 1993
              and $335 in 1992)                                                 113               614

         Deferred expenses and other assets                                     135               125
                                                                          ---------          --------
                                                                         $    4,467         $   4,879
                                                                          =========         =========

     LIABILITIES ASSUMED

         Payables:

              Brokers and dealers                                        $      266         $     265

              Customers                                                       1,418             1,883
              Bank                                                              121

         Accrued liabilities and other payables                                 439               340

         Securities loaned                                                    1,019               620

         Securities sold but not yet purchased                                   46                24
                                                                          ---------          --------
                                                                         $    3,309         $   3,132
                                                                          =========         =========
                                            See notes to combined financial statements.

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     SHEARSON LEHMAN BROTHERS and SLB ASSET MANAGEMENT DIVISIONS of
     LEHMAN BROTHERS HOLDINGS INC.
     COMBINED STATEMENT OF OPERATIONS
     (Unaudited)
     (In millions)

                                                                  Three Months              Six Months
                                                                     Ended                     Ended
                                                                    June 30,                 June 30,
                                                            ---------------------      -------------------
                                                                1993        1992         1993         1992
                                                                ----        ----         ----         ----
     REVENUES
         Commissions                                        $    346     $   281      $   710      $   631
         Investment advisory and custodial                       156         125          306          252
         Market making and principal transactions                131         134          283          292
         Investment banking                                       59          66          122          121
         Interest and dividends                                   64          61          126          119
         Other                                                     5           5           10            9
                                                             -------      ------       ------       ------
                   Total Revenues                                761         672        1,557        1,424

         Interest expense                                         63          60          124          123
                                                             -------      ------       ------       ------
                   Net Revenues                                  698         612        1,433        1,301
                                                             -------      ------       ------       ------

     NON-INTEREST EXPENSE
         Compensation and benefits                               473         415          978          879
         Communications                                           57          49          107           94
         Occupancy and equipment                                  37          40           77           81
         Depreciation and amortization                            22          23           43           46
         Advertising and market development                       17          24           30           45
         Professional services                                    17          20           37           40
         Brokerage, commissions and clearance fees                11           9           19           19
         Other, net                                               14          11           30           29
         Loss on sale of SLBD                                                             535
                                                             -------      ------       ------       ------
                   Total Non-interest Expense                    648         591        1,856        1,233
                                                             -------      ------       ------       ------

              Income (loss) before taxes                          50          21         (423)          68

     Provision for income taxes                                   24          13          146           35
                                                             -------      ------       ------       ------

              Net income (loss)                             $     26     $     8      $  (569)     $    33
                                                             =======      ======       =======      ======



                                            See notes to combined financial statements.

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     SHEARSON LEHMAN BROTHERS and SLB ASSET MANAGEMENT DIVISIONS of
     LEHMAN BROTHERS HOLDINGS INC.
     COMBINED STATEMENT OF CASH PROVIDED BY NET (LOSS) INCOME, AS ADJUSTED
         FOR NON CASH EXPENSES AND CHANGES IN ASSETS ACQUIRED AND
         LIABILITIES ASSUMED, EXCLUSIVE OF INVESTING AND
         FINANCING ACTIVITIES
     (unaudited)
     (in millions)

                                                                                 Six Months Ended
                                                                                     June 30,
                                                                         -----------------------------
                                                                               1993              1992
                                                                               ----              ----

     Net (loss) income                                                   $     (569)        $      33

     Adjustments to reconcile net (loss) income
         to net cash:
              Loss on sale of SLBD                                              630
              Depreciation and amortization                                      43                46
              Provisions for losses and other reserves                           30                28
                                                                          ---------          --------
     Net (loss) income adjusted for
         non cash expenses                                                      134               107

     Net change in assets acquired and
         liabilities assumed:
         Receivables from brokers and dealers                                    65               276
         Receivables from customers and other                                  (198)             (356)
         Securities borrowed                                                      6                44
         Deferred expenses and other assets                                     (10)               (1)
         Securities owned                                                        58                (2)
         Payables to brokers and dealers                                          1               (30)
         Payables to customers                                                 (465)              (39)
         Accrued liabilities and other payables                                 190               (74)
         Securities loaned                                                      399               332
         Securities sold but not yet purchased                                   22               (19)
                                                                          ---------          --------

         Net cash provided by net (loss) income,
              as adjusted for non cash expenses and changes
              in assets acquired and liabilities assumed,
              exclusive of investing and financing activities            $      202         $     238
                                                                          =========          ========





                                            See notes to combined financial statements.



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     SHEARSON LEHMAN BROTHERS and SLB ASSET MANAGEMENT DIVISIONS of
     SHEARSON LEHMAN BROTHERS HOLDINGS INC.
     NOTES to COMBINED FINANCIAL STATEMENTS


   1.       Background and Basis of Presentation:

            Pursuant to an Asset Purchase Agreement dated March 12, 1993, (the "Primerica Agreement"), Lehman Brothers Inc. (formerly Shearson Lehman Brothers Inc., "Seller") and Lehman Brothers Holdings Inc. (formerly Shearson Lehman Brothers Holdings Inc., "Holdings", Seller's Parent) agreed to sell certain of the businesses and related assets and liabilities of the Seller's and Holdings' Shearson Lehman Brothers and SLB Asset Management Divisions (which are not legal entities) ("SLBD") to Smith Barney, Harris Upham & Co. Incorporated ("Buyer") and Primerica Corporation ("Primerica", Buyer's Parent). SLBD includes the domestic retail securities and commodities brokerage, commodities management and asset management activities as well as related operations, excluding such activities conducted under the Lehman Brothers name. The Primerica Agreement closed on July 31, 1993 with proceeds based on estimated net assets, subject to adjustment based upon a final closing balance sheet.

            The accompanying Combined Statement of Assets Acquired and Liabilities Assumed reflects the assets to be transferred to and liabilities to be assumed by the Buyer pursuant to the Primerica Agreement. The Seller can elect to retain certain liabilities which would otherwise have been assumed by the Buyer which would result in a corresponding adjustment to the purchase consideration. The acquired assets include the assets used by SLBD other than: goodwill related to previous acquisitions; substantially all of the Seller's proprietary positions; and certain other Seller assets, including exchange memberships and net deferred tax assets. In addition, since SLBD and the remaining operations of the Seller utilize a common securities processing and clearing function, the receivables and payables relating to clearing functions have been allocated between SLBD and the remaining operations of the Seller based on the customers or businesses to which they relate. The Buyer has agreed to assume the liabilities arising out of or relating to the conduct of the businesses of SLBD other than: short-term and long-term debt; liabilities relating to Holdings' post-retirement health plan and vested deferred compensation plans; and certain other liabilities. In connection with the closing of the SLBD sale and pursuant to the terms of the Primerica Agreement, a third party purchased SLBD's data processing center and adjacent office building (the "SLBD Buildings"). The Buyer has subsequently leased the SLBD Buildings from such third party.

            The accompanying Combined Statement of Operations reflects the revenues and expenses attributable to SLBD, irrespective of whether the assets or liabilities giving rise to such revenues and expenses are being transferred to or assumed by the Buyer. Accordingly, the Combined Statement of Operations reflects, among other things, depreciation and amortization expense and related financing costs related to the SLBD Buildings, amortization expense of the Seller's goodwill and the costs associated with Holdings' post-retirement health plan. The Seller's businesses share certain functions and facilities, jointly market certain products and services, and are financed by the Seller and Holdings. Accordingly, the financial statements include the cost of shared services and facilities, revenue sharing and the allocation of interest expense. In addition, an income tax provision has been calculated on a separate return basis.











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


     SHEARSON LEHMAN BROTHERS and SLB ASSET MANAGEMENT DIVISIONS of
                SHEARSON LEHMAN BROTHERS HOLDINGS INC.
                NOTES to COMBINED FINANCIAL STATEMENTS



            Since the combined financial statements do not present a complete balance sheet of SLBD, the presentation of cash flow information is limited to cash flows provided by net income, as adjusted for non cash expenses and changes in assets acquired and liabilities assumed, exclusive of investing and financing activities. While this basis of presentation is appropriate in the circumstances, it is not the comprehensive presentation of cash flows normally reflected by Statement of Financial Accounting Standards No. 95 "Cash Flows". Furthermore, Holdings and other SLBD affiliates enter into transactions for the benefit of SLBD, including the issuance of short-term and long-term debt to finance net customer receivables, which are not reflected in the accompanying Combined Statement of Assets Acquired and Liabilities Assumed. Accordingly, the accompanying combined statement of cash flows does not reflect all cash flows attributable to SLBD during the periods presented for 1993 and 1992, and is exclusive of its investing and financing activities.

            These combined financial statements reflect all adjustments which are, in the opinion of Seller's management, necessary for a fair presentation of the results of SLBD for the interim periods presented (all such adjustments are normal recurring adjustments). Pursuant to the rules and regulations of the Securities and Exchange Commission applicable to such interim financial statements, certain footnote disclosures which are normally required under generally accepted accounting principles have been omitted. It is recommended that these combined financial statements be read in conjunction with SLBD's combined financial statements as of December 31, 1992 and 1991 and for the two years then ended which were included in a filing of Primerica on Form 8-K dated April 28, 1993.

            The Combined Statement of Operations for the six months ended June 30, 1993 reflects an after-tax loss of $630 million ($535 million pretax) on the sale of SLBD. This loss considered the $750 million of goodwill related to SLBD which, as explained above, is not reflected in the Combined Statement of Assets Acquired and Liabilities Assumed.





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